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                                                                    EXHIBIT 99.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated November 12, 1999, included in Advanced Communication Systems, Inc.'s Form 10-K, for the fiscal year ended September 30, 1999. It should be noted that we have not audited any financial statements of the company subsequent to September 30, 1999 or performed any audit procedures subsequent to the date of our report.

                                            /s/ Arthur Andersen LLP

Vienna, Virginia
March 8, 2000


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